Exhibit 10.31.1

EXECUTION VERSION

AMENDMENT NUMBER ONE

to the

Second Amended and Restated Master Repurchase Agreement

Dated as of January 2, 2018

between

JEFFERIES FUNDING LLC (f/k/a JEFFERIES MORTGAGE FUNDING, LLC)

and

LOANDEPOT.COM, LLC

This AMENDMENT NUMBER ONE (this “Amendment”) is made as of this 2nd day of November, 2018, by and between Jefferies Funding LLC (“Buyer”) and loanDepot.com, LLC (“Seller”) to the Second Amended and Restated Master Repurchase Agreement, dated as of January 2, 2018 (the “Agreement”), between Buyer and Seller.

WHEREAS, Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Agreement be amended to reflect certain agreed upon changes.

WHEREAS, as of the date of this Amendment, Seller represents to Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

NOW THEREFORE, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Agreement is hereby amended as follows:

Section 1. Amendments. Effective as of the date hereof (the “Effective Date”), the Agreement is hereby amended as follows:

(a) Paragraph 2 of the Agreement is hereby amended by deleting the definition of “Pricing Side Letter” in its entirety and replacing it with the following (modified text underlined for review purposes):

“Pricing Side Letter” shall mean that certain Tenth Amended and Restated Pricing Side Letter, dated as of November 2, 2018, by and between Buyer and Seller, as the same may be amended, restated, supplemented or otherwise modified from time to time.

Section 2. Fees and Expenses. The Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Buyer incurred in connection with this Amendment, in accordance with Paragraph 23(b) of the Agreement.

Section 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

Section 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 5. Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no default or Default or Event of Default has occurred and is continuing under the Program Documents.

Section 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

Section 7. Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

JEFFERIES FUNDING LLC,	LOANDEPOT.COM, LLC,
as Buyer	as Seller

By:	By:

Name:	Name:
Title:	Title:

Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement (Jefferies/loanDepot)